UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):   June 11, 2003



                             ELIZABETH ARDEN, INC.
             (Exact name of registrant as specified in its charter)



          Florida                       1-6370            59-0914138
(State or other jurisdiction           (Commission           (IRS Employer
        of incorporation)               File Number)       Identification No.)



14100 N.W. 60th Avenue, Miami Lakes, Florida                          33014
(Address of principal executive offices)                           (Zip Code)



     Registrant's telephone number, including area code:   (305) 818-8000




          _____________________________________________________________
          (Former name or former address, if changed since last report)




Item 7.  Financial Statements and Exhibits.

            (c)     Exhibits.

                  99.1   Press Release dated June 11, 2003.


Item 9.  Regulation FD Disclosure.

     On June 11, 2003, Elizabeth Arden, Inc. (the "Company") issued a news release to announce that on that day the Company filed a new shelf registration statement on Form S-3 with the Securities and Exchange Commission for the purpose of registering common stock for sale by the Company and registering the remaining common stock underlying the Series D Convertible Preferred Stock owned by Unilever N.V. (through its subsidiary Conopco, Inc.). The new shelf registration statement will replace the Company's existing and effective shelf registration statement on Form S-3. The Company currently has no immediate plans to offer common stock but intends to evaluate market conditions over time.

     The Company is filing this Form 8-K pursuant to the SEC's Regulation FD. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

     In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ELIZABETH ARDEN, INC.


Date:  June 11, 2003.                 /s/ Stephen J. Smith
                                      --------------------
                                      Stephen J. Smith
                                      Executive Vice President and
                                      Chief Financial Officer


                           EXHIBIT INDEX

Exhibit Number                              Description
--------------        -----------------------------------------------------
     99.1             Elizabeth Arden, Inc. Press Release dated June 11, 2003.